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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           PHYSICIANS' SPECIALTY CORP.
             (Exact name of registrant as specified in its charter)


            Delaware                                    58-2251438
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(State of incorporation or organization)    (I.R.S. employee identification no.)

5555 Peachtree Dunwoody Road, Suite 235
Atlanta, Georgia                                            30342
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(Address of principal executive offices)                 (zip code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction 1.(c)(1), please check the following box [].

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instructions A.(c)(2), please check the following box [].

        Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be registered                   each class to be registered
         ----------------                   ------------------------------

                                     None


       Securities to be registered pursuant to Section 12(g) of the Act:


                        Common Stock, $.001 par value
                        -----------------------------
                               (Title of Class)




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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.         Description of Registrant's Securities to be Registered.

                The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form S-1 File No. 333-17091 originally filed with the Securities and Exchange Commission on November 29, 1996.

Item 2.         Exhibits

                1. Specimen of certificate evidencing Registrant's Common Stock, par value $.001.

                2.    (a) Certificate of Incorporation of the Registrant.*

                      (b) Amended and Restated By-Laws of the Registrant.*








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*     Filed as an exhibit to the Registrant's Registration Statement on Form S-1
      (File No. 333-17091) originally filed with the Commission on November 29, 1996.



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                                    SIGNATURE


                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    March 4, 1997             PHYSICIANS' SPECIALTY CORP.


                                    By:  /s/ Ramie A. Tritt, M.D.
                                    ------------------------------------------
                                         Ramie A. Tritt, M.D.
                                         Chairman of the Board and President




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